Exhibit 10.7(d)

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 5 TO WORK STATEMENT NB-3

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into a Clinical Trial Services Agreement dated March 29, 2011 (“Agreement”) and Work Statement NB-3 under the Agreement (“Work Statement NB-3”) as of February 21, 2013 (“Effective Date”), and entered into an Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 to Work Statement NB-3 as of February 28, 2014, March 23, 2015, July 8, 2015 and October 21, 2015 (as amended, “Work Statement NB-3”).

Pursuant to Section 2.3, 2.11 and 11.7 of the Agreement, the parties wish to enter into this Amendment No. 5 to Work Statement NB-3 (“Amendment No. 5”) effective as of January 15, 2016 (“Amendment Date”). Capitalized terms used in this Amendment No. 5 and not defined herein are used with the meanings ascribed to them in the Agreement and Work Statement NB-3.

The purpose of this Amendment no. 5 is to collect individual patient drug accountability log for patients in Radius’ BA058-05-003 clinical trial.

NOW THEREFORE, in consideration of the mutual promises contained in the Agreement and for other good and valuable consideration the receipt and adequacy of which each of the parties does hereby acknowledge, the parties hereby agree to the terms of this Amendment No. 5 to Work Statement NB-3 as follows:

1. Additional Monitoring Services:

(a)         At Radius’ request, NB will perform additional Monitoring Visits at the sites listed in section 1(b) to collect patient specific drug logs in Radius’ BA058-05-003 clinical trial.

(b)         NB shall collect drug logs at sites: 102, 103, 111, 121, 123, 124, 131, 132, 133, 141, 145, 151, 161 and 181. It is estimated that 45 monitoring days are needed to collect the drug logs at the aforementioned sites. Other sites may be added to the list if the sites are not willing to make copies themselves.

(c)          NB shall coordinate drug log collection at all sites except US sites and site 101, including sites not mentioned in 1(b). This is done remotely by asking for the site’s assistance in copying the drug logs and sending the documents to the appropriate individual.

(d)         Radius will compensate NB for the Monitoring Services as set forth in Attachment 1.  All documents should be collected and sent to Radius by 29 February 2016, if at all possible.

This Amendment No. 5 to Work Statement NB-3 contains the following Attachments, each of which is made a part hereof:

Attachment 1     –     Budget Summary including Payment Schedule

2. Ratification.  Except to the extent expressly amended by this Amendment No. 5, all of the terms, provisions and conditions of the Agreement and Work Statement NB-3 are hereby ratified and confirmed and shall remain in full force and effect. The term “Work Statement NB-3”, as used in the Agreement, shall henceforth be deemed to be a reference to Work Statement NB-3 as amended by this Amendment No. 5.

/s/GW

3.  General.  This Amendment No. 5 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

IN WITNESS WHEREOF the parties have caused this Amendment No. 5 under Work Statement NB-3 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 5 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ Gregory C. Williams	/s/ Jeppe Ragnar Andersen
By: Gregory C. Williams	By:
Title: Chief Development Officer	Title: CEO
22 Jan 2016

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
201 Broadway, 6th Floor	Herlev Hovedgade 205-207
Cambridge, MA 02139	2730 Herlev
USA	Denmark
Attn: President & CEO	Attn: CEO, Jeppe Ragnar Andersen
Phone: 01.617.551.4700	Phone: 45.4452.5252
Fax: 01.617.551.4701	Fax: 45.4452.521

Attachment 1 - Budget

Budget and Invoicing Schedule

NB shall submit monthly invoices to Radius in accordance with the following on a work performed basis:

•                  EUR 2,500 per monitoring day as per section 1(b) (not to exceed EUR 112,500)

•                  EUR 150 per site not listed in section 1(b) for which NB coordinates collection of drug logs through the site staff. Details of the cost will itemized on the invoice.  It is anticipated that this will not exceed 8 sites (or EUR 1,200)

•                  Any costs outside this agreement (i.e. additional fees required by sites for time and materials above the EUR 150) will be managed on a case-by-case basis and must be approved by Radius.

Pass-through includes shipping and office supplies. Shipping will wherever possible be done on Radius’s UPS account.

/s/GW